EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT, dated as of June __, 2005 (this "Agreement"), is entered into among Taylor Madison Corp., a Florida corporation maintaining its business address at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 ("Taylor Madison"), Telzuit Technologies, Inc., a Florida corporation, with an office located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (the "Telzuit Inc"), Telzuit Technologies, LLC, a Florida limited liability company, with an office located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (the "Telzuit LLC"), Michael J. Vosch, James P. Tolan, and Don Sproat, each an individual with an office located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (collectively, the "Founders"), and each of the persons listed on Exhibit A attached hereto purchasing Series A Convertible
                       ---------
Preferred Stock issued by Taylor Madison (each a "Purchaser" and collectively the "Purchasers").

                             BACKGROUND INFORMATION
                             ----------------------

     A. Taylor Madison wishes to obtain equity financing. The Purchasers are willing, on the terms contained in this Agreement, to purchase Series A Preferred Stock (as defined in Section 2.1(a) below) and Class B Warrants (as defined in Section 2.1(b) below).

     B. Effective as of May 6, 2005, Taylor Madison issued its 10% Convertible Promissory Debentures, with an principal amount of $1,057,250 (the "Debentures"), and its Class A warrants for the purchase of an aggregate of up to 1,321,563 shares (calculated assuming completion of the 1 for 31 reverse stock split) of Taylor Madison's Common Stock, par value $.001 per share (the "Class A Warrants"). In accordance with Article 3 of the Debentures, upon completion of the Closing (referred to in Section 2.3 below), the Indebtedness (as defined in the Debentures) automatically converts into either, (a) Common Stock of Taylor Madison, or (b) Series A Preferred Stock and Class B Warrants.

                              OPERATIVE PROVISIONS
                              --------------------

     In consideration of the mutual agreements contained herein, the parties agree as follows:

                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

     1.1     Definitions;  Exhibits  and  Schedules.  For  the  purpose  of this
             --------------------------------------
Agreement, terms not otherwise defined in the text of this Agreement shall have the meanings specified in Section 8.1. below. Exhibits and schedules are incorporated by reference into this Agreement as though such exhibits and schedules were set forth at the point of such reference.

                                    ARTICLE 2
                                    ---------

           Purchase and Sale of Series A Preferred Stock and Warrants
           ----------------------------------------------------------

     2.1     Description  of  Purchase  Securities;  Authorization of Financing.
             ------------------------------------------------------------------

     (a)     Taylor  Madison  has  authorized  the  issuance and delivery to the
Purchasers  in  the  manner  provided  herein  of up to 2,500,000 shares, in the aggregate, of Series A Convertible Preferred Stock (the "Series A Preferred Stock") having the characteristics set forth in the Certificate of Designations, Limitations and Preferences attached hereto as Exhibit 2.1(a) (the "Series A
                                                   --------------
Preferred  Stock").

     (b) Taylor Madison has authorized the issuance and delivery to Purchasers of Taylor Madison's Common Stock Class B warrants (the "Class B Warrants") for the purchase, in the aggregate, of up to 4,166,667 (calculated assuming completion of the 1 for 31 reverse stock split) shares of Taylor Madison's Common Stock, par value $.001 per share. The Class B Warrants shall be substantially in the form of Exhibit 2.1(b) and have an exercise price of
                                    --------------
$.80  per  share.

     2.2     Purchase  and  Sale.   Taylor  Madison hereby agrees to sell to the
             -------------------
Purchasers, and, subject to the terms and conditions herein set forth, each Purchaser hereby agree to purchase from Taylor Madison the following securities:

     (a) On the Closing Date (as defined below), Series A Preferred Stock with the stated value set forth next to each Purchaser's name on Exhibit A
                                                                       ---------
attached  hereto.

     (b) On the Closing Date, Taylor Madison shall issue the Class B Warrants, in the form of Exhibit 2.1(b), to each Purchaser in the denominations
                          --------------
set  forth  next  to  each  Purchaser's  name  on  Exhibit A attached hereto, as
                                                   ---------
additional consideration for the purchase by the Purchasers of the Series A Preferred Stock.

     2.3     Closing;  Payment  of  Purchase Price:  The closing of the sale and
             -------------------------------------
purchase of the Series A Preferred Stock and Class B Warrants shall take place at the offices of Bush Ross Gardner Warren & Rudy, P.A., 220 S. Franklin Street, Tampa, Florida 33602 on June __, 2005, at 10:00 am., or at such other time and location as may be agreed to by the parties (the "Closing"). Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements contained herein, and in consideration of the sale and delivery of the Series A Preferred Stock and Class B Warrants, each Purchaser shall purchase Series A Preferred Stock in the amount set forth to its name on Exhibit "A" attached hereto. At the Closing, Taylor Madison shall deliver to each Purchaser Series A Preferred Stock and a Class B Warrant, in each case, in denominations set forth next to each Purchaser's name on Exhibit "A". The obligation of each Purchaser to purchase is several and not joint.

     2.4     Transfer  Legends  and  Restrictions.  The transfer of the Series A
             ------------------------------------
Preferred Stock and Class B Warrants will be restricted in accordance with the terms hereof. Each certificate evidencing the Series A Preferred Stock and Class B Warrants, including any certificate issued to any transferee thereof, shall be imprinted with legends in substantially the following form (unless otherwise permitted under this Section or unless such securities shall have been effectively registered and sold under the '33 Act and the applicable state securities laws):

          "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE '33 ACT. THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SHARES UNDER THE '33 ACT IS IN EFFECT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE '33 ACT."

                                    ARTICLE 3
                                    ---------

                    REGISTRATION; ADDITIONAL PENALTY WARRANTS
                    -----------------------------------------

     3.1.     Registration.  Taylor  Madison  hereby agrees to file, at its sole
              ------------
cost and expense, a registration statement on Form SB-2 (or an alternative available form if Taylor Madison is not eligible to file a Form SB-2) (the "Registration Statement") no later than forty five (45) days after the Closing, registering (a) all shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock, (b) all shares of Common Stock issued or issuable upon exercise of the Class B Warrants, (c) all Common Stock issued or issuable upon conversion of the Debentures, and (d) all shares of Common Stock issued or issuable upon exercise of the Class A Warrants (collectively, the "Registerable Securities"). Taylor Madison hereby agrees to use its best efforts to have the Registration Statement declared effective within one hundred twenty (120) days after the Closing; provided, however, if Taylor Madison receives a full review by the SEC then the Registration Effective Date may be extended by an additional thirty (30) days.

     3.2     Additional  Class  B  Warrants.
             ------------------------------

     (a) If Taylor Madison does not file the Registration Statement within forty-five days after the date of the Closing (i) for the initial thirty (30) day period, Taylor Madison shall issue to the each Purchaser, as liquidated damages, additional Class B Warrants equal to 1.5% of the sum of: (y) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock into Common Stock, and (z) the number of shares of Common Stock issuable upon exercise of the Class B Warrants originally issued on the date of this Agreement, and (ii) for each subsequent 30-day period, Taylor Madison shall issue to each Purchaser, as liquidated damages, additional Class B Warrants equal to 1.5% of the sum of:: (y) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, and (ii) the number of shares of Common Stock issuable upon exercise of the Class B Warrants originally issued on the date of this Agreement; provided, however, in no event shall the maximum number of Class B Warrants issued pursuant to this Section 3.2(a) exceed nine percent (9.0%) of the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Class B Warrants originally issued on the date of this Agreement.

     (b) If Taylor Madison's Registration Statement is not declared effective within one hundred twenty (120) days after the date of the Closing (or one hundred fifty (150) days if extended, as provided in Section 3.1 above), (i) for the initial thirty (30) day period, Taylor Madison shall issue to the each Purchaser, as liquidated damages, additional Class B Warrants equal to 1.5% of the sum of (y) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock into Common Stock, and (z) the number of shares of Common Stock issuable upon exercise of the Class B Warrants originally issued on the date of this Agreement, and (ii) for each subsequent 30-day period, Taylor Madison shall issue to each Purchaser, as liquidated damages, additional Class B Warrants equal to 1.5% of the sum of: (y) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, and (z) the number of shares of Common Stock issuable upon exercise of the Class B Warrants originally issued on the date of this Agreement; provided, however, in no event shall the maximum number of Class B Warrants issued pursuant to this Section 3.2(b) exceed nine percent (9.0%) of the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Class B Warrants originally issued on the date of this Agreement. If the Registration Statement is not declared effective within two hundred seventy (270) days, then Taylor Madison hereby agrees to amend the Class B Warrants to provide that twenty five percent (25%) of the Class B Warrants shall have a cashless exercise provision.

                                    ARTICLE 4
                                    ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     4.     Representations  and  Warranties.  Except as otherwise expressly set
            --------------------------------
forth on the schedules attached to this Agreement, Taylor Madison, Telzuit Inc, Telzuit LLC, and Founders, jointly and severally, represent and warrant to each Purchaser that, as of the date hereof, and the Closing Date:

     4.1     Organization,  Powers,  Good  Standing,  and  Subsidiaries.
             ----------------------------------------------------------

     (a)     Organization  and  Powers.  Taylor  Madison  is  a corporation duly
             -------------------------
organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite power and authority, to own and operate its Assets, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, and to carry out the transactions contemplated hereby and thereby. Telzuit Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite power and authority, to own and operate its Assets, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, and to carry out the transactions contemplated hereby and thereby.

     (b)     Good  Standing.  Each of Taylor Madison and Telzuit Inc. is in good
             --------------
standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not had and reasonably could not be expected to have a Material Adverse Effect.

     (c)     Subsidiaries.  As  of  the  Closing  Date,  Taylor  Madison  has no
             ------------
Subsidiaries,  other  than  Telzuit  Inc.

     (d)     Capitalization.
             --------------

            (i) The authorized capital stock of Taylor Madison consists of 50,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of preferred stock. On the date hereof, prior to issuance of the Series A Preferred Stock and Class A Warrants, (w) 30,911,405 shares of Common Stock are issued and outstanding, (x) 2,258,306 shares of Series B Preferred Stock are issued and outstanding, (y) 10% Convertible Debentures having an aggregate principal balance of $1,057,250, which are convertible into 2,643,125 shares of Common Stock, in the aggregate, (y) Class A Warrants which, in the aggregate, provide for the purchase of 1,321,563 shares of Common Stock, (z) warrants issued to Midtown Partners & Co., Inc. or its assigns, which, in the aggregate, provide for the purchase of 465,638 shares of Common Stock (the "Midtown Warrants"). Taylor Madison holds no shares of its capital stock in its treasury (any such shares having been returned to the status of authorized but unissued shares) and all issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. As of the Closing, there are no outstanding rights, options, warrants, conversion privileges or agreements of any kind for the purchase or acquisition from, or the sale or issuance by, Taylor Madison of any shares of its capital stock and no authorization therefor has been given. There are no restrictions on the transfer of shares of capital stock of Taylor Madison other than those imposed by relevant Federal and state securities laws. Taylor Madison shall deliver at the Closing a complete list of the capital stock of Taylor Madison which is currently issued and the names in which such capital stock is registered on the stock transfer books of Taylor Madison.

            (ii) All issued and outstanding shares of common stock of Taylor Madison have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state searches laws. The Conversion Shares have been duly and validly reserved for issuance. The Series A Preferred Stock and Warrants when issued in compliance with the provisions of this Agreement and the Conversion Shares, when issued upon conversion of the Series A Preferred Stock or Warrants, as applicable, will have been duly authorized and validly issued, will be fully paid and nonassessable, will have been issued in compliance with all applicable laws concerning the issuance of securities, and will be free and clear of any encumbrance or Lien. The issuance and sale of the Notes, Warrants, and Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal.

     4.2     Authorization  of  Financing,  etc.
             -----------------------------------

     (a)     Authorization  of  Financing.  The  execution,  delivery,  and
             ----------------------------
performance of this Agreement and the other Transaction Documents by Taylor Madison, Telzuit LLC, Telzuit Inc., and the Founders, as applicable, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by Taylor Madison, Telzuit LLC, Telzuit Inc., and the Founders, as applicable.

     (b)     No  Conflict.  The  execution,  delivery, and performance by Taylor
             ------------
Madison, Telzuit Inc., Telzuit LLC and the Founders of this Agreement or any Transaction Document to which it is a party, and in each case, the consummation of the transactions contemplated hereby and thereby, will not (i) violate the articles of incorporation or by-laws of Taylor Madison and Tezluit Inc., as applicable, (ii) violate the articles of organization or operating agreement of Telzuit LLC, (iii) violate any order, judgment, or decree of any court or other governmental agency binding on Taylor Madison, Telzuit Inc. or Telzuit LLC or any Assets of Taylor Madison, Telzuit Inc. or Telzuit LLC except for violations which, individually or in the aggregate, reasonably could not be expected to have a Material Adverse Effect, (iv) violate any provision of law or statute applicable to Taylor Madison, Telzuit Inc. or Telzuit LLC except for violations which, individually or in the aggregate, reasonably could not be expected to have a Material Adverse Effect, (v) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Taylor Madison, Telzuit Inc. or Telzuit LLC or pursuant to which any of its Assets are bound, other than conflicts, breaches, and defaults as to which waivers have been obtained on or prior to the Closing Date or as to which there is no Material Adverse Effect, (vi) result in or require the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of Taylor Madison or Telzuit Inc.'s Assets, except as contemplated herein, or (vii) require any approval or consent of any Person under any Contractual Obligation of Taylor Madison or Telzuit Inc., except for such approvals or consents as have been or will be obtained on or before the Closing Date or which, if not obtained will not have a Material Adverse Effect.

     (c)     Governmental Consents.  The execution, delivery, and performance by
             ---------------------
Taylor Madison, Telzuit Inc. and Telzuit LLC of this Agreement and the Transaction Documents to which it is a party, the issuance of the Series A Preferred Stock and Class B Warrants, and, in each case, the consummation of the transactions contemplated hereby and thereby, do not and will not require any registration or filing with, consent or approval of, or notice to, or other action relating to, with or by, any Governmental Authority except for filings, registrations, consents, approvals, notices, and actions that have been or will be obtained or taken on or before the Closing Date or which, if not made or obtained will not have a Material Adverse Effect.

     (d)     Due  Execution  and  Delivery; Binding Obligations.  This Agreement
             --------------------------------------------------
and the Transaction Documents to which it is a party have been duly executed and delivered by Taylor Madison, Telzuit Inc. and Telzuit LLC. Each of this Agreement and the other Transaction Documents to which Taylor Madison, Telzuit Inc. or Telzuit LLC is a party is the legally valid and binding obligation of Taylor Madison, Telzuit Inc. and Telzuit LLC, as applicable, enforceable against Taylor Madison, Telzuit Inc. and Telzuit LLC, as applicable, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies, whether considered in a proceeding at law or in equity.

     4.3     Financial  Condition.
             --------------------

     (a)     Attached hereto as Schedule 4.3(a)(i) is the consolidated unaudited
                                ------------------
balance sheet of Taylor Madison as at March 31, 2005 (the "Balance Sheet"), and the related unaudited consolidated statements of income, changes in stockholders' equity and cash flow for the three (3) month period then ended. Such financial statements and notes are true, complete and accurate and fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Taylor Madison as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, subject, in the case of interim financial statements, to normal recurring year end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Balance Sheet).

     (b) Since the date of the Balance Sheet, other than events disclosed as "Subsequent Events" in Footnote 9 to the Balance Sheet or in the Schedules attached hereto, there has been no material adverse change in the business, operations, properties, prospects, assets or condition of Taylor Madison and Telzuit Inc., taken as a whole, and no event has occurred or circumstance exists that may result in such a material adverse change.

     (c) Taylor Madison and Telzuit Inc. have no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet and current liabilities incurred in the ordinary course of business since the respective dates thereof and liabilities for legal fees and costs associated with this transaction.

     4.4     No  Stock  Payments.  Since  the date of the Balance Sheet, neither
             -------------------
Taylor Madison nor Telzuit Inc. has, directly or indirectly, declared, ordered, paid, or made any Distribution.

     4.5     Title to Properties; Liens. Taylor Madison or Telzuit Inc. has good
             --------------------------
and valid record title to its real property owned in fee and a valid leasehold interest to its leased real property, if any, and valid title to or beneficial ownership of all its other Assets reflected in the Balance Sheet referred to in
Section  4.3  hereof, except for (a) Assets acquired or disposed of prior to the
------------
Closing Date in the ordinary course of business, and (b) Permitted Encumbrances. All such Assets are free and clear of Liens other than Permitted Encumbrances. Taylor Madison or Telzuit Inc., as applicable, has quiet enjoyment under all leases to which its is a lessee in the State of Florida and all of such leases are valid and enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and no monetary or other material default exists under any of them that reasonably could be expected to have a Material Adverse Effect.

     4.6     Litigation;  Adverse  Facts.  Except  as  set forth on Schedule 4.6
             ---------------------------
attached hereto, there is no (a) action, suit, proceeding, or arbitration at law or in equity or before or by any Governmental Authority or arbitrator pending, or to the knowledge of Taylor Madison or Telzuit Inc. after reasonable investigation, threatened against or affecting Taylor Madison or Telzuit Inc., or any Asset of Taylor Madison or Telzuit Inc. that reasonably could, individually or in the aggregate, be expected to result in a Material Adverse Effect, or (b) judgment, decree, injunction, or order of any Governmental Body or arbitrator against Telzuit Inc. or Taylor Madison with respect to which any one of them is in default and where such default reasonably could be expected to result in a Material Adverse Effect.

     4.7     Payment  of  Taxes.  Except  to the extent permitted by Section 6.3
             ------------------                                      -----------
hereof, (a) all tax returns and reports of Taylor Madison and Telzuit Inc. required to be filed by it have been duly and timely filed, and (b) all taxes, assessments, fees, and other governmental charges upon Taylor Madison or Telzuit Inc., or upon each of its Assets, income, and franchises that are due and payable have been paid when due and payable. There is no actual or, proposed tax assessment against Taylor Madison or Telzuit Inc. that, in any of the foregoing cases, has had or reasonably could be expected to have a Material Adverse Effect.

     4.8     Performance.  Neither Taylor Madison nor Telzuit Inc. is in default
             -----------
in the performance, observance, or fulfillment of any of the material obligations, covenants, or conditions contained in any of its Contractual Obligations and no condition exists that, with the giving of due notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, have not had and reasonably could not be expected to have a Material Adverse Effect.

     4.9     Governmental Regulation. Taylor Madison is not a "holding company,"
             ------------------------
or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding
Company Act of 1935; nor is it an "investment company," or an "affiliated company" or a "principal underwriter" of an "investment company," as such terms are defined in the Investment Company Act of 1940.

     4.10     Employee Benefit Plans.  Taylor Madison and Telzuit Inc., and each
              ----------------------
of Taylor Madison and Telzuit Inc.'s ERISA Affiliates, are in compliance in all material respects with ERISA and the provisions of the Code applicable to employee benefit plans and the regulations and published interpretations thereunder, except to the extent such noncompliance reasonably could not be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, reasonably could be expected to result in a Material Adverse Effect.

     4.11     Certain  Fees.  No  broker's or finder's fee or commission will be
              -------------
payable by Taylor Madison or Telzuit Inc. with respect to this Agreement or any of the other transactions contemplated hereby or thereby except fees due to Midtown Partners & Co., LLC.

     4.12     Disclosure.  No  representation  or  warranty  of  Taylor Madison,
              ----------
Telzuit Inc. or the Founders to any Purchaser contained in this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

     4.13     Representations  Under  Certain  Documents.  Each  of  the
              ------------------------------------------
representations and warranties made by Taylor Madison or Telzuit Inc. in this Agreement or any of the Transaction Documents was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date occurring prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Transaction Documents.

     4.14     Relationships  with  Related  Persons.  Neither  Taylor Madison or
              -------------------------------------
Telzuit Inc. nor any Affiliate of Taylor Madison or Telzuit Inc. is or owns (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with Taylor Madison or Telzuit Inc. or
(ii) engaged in a business competing with Taylor Madison or Telzuit Inc. in any market presently or proposed to be served by Taylor Madison or Telzuit Inc. No Affiliate of Taylor Madison or Telzuit Inc. is a party to any contract, agreement, arrangement, or understanding with, or has any claim or right against, Taylor Madison or Telzuit Inc., other than the Debentures.

     4.15     Material  Contracts.  Neither  Taylor Madison nor Telzuit Inc. has
              -------------------
any Contractual Obligations, including but not limited to any distribution agreements, financing agreements, and real property leases, except those listed and described in SCHEDULE 4.15. , all of which were made in the usual and
                    ---------------
ordinary course of business. Both Taylor Madison and Telzuit Inc. have delivered correct and complete copies of all of the Contractual Obligations that are in written form, and SCHEDULE 4.15. contains a correct and complete
                              ---------------
description of any Contractual Obligations that are not in written form. Taylor Madison and Telzuit Inc. have fulfilled, or taken all action necessary to enable it to fulfill when due, all material obligations under the Contractual Obligations. There has not occurred any material breach or default, or any event which with the lapse of time or the election of any person, or both, will become a material breach or default, under any Contractual Obligation.

                                    ARTICLE 5
                                    ---------

                              CONDITIONS TO CLOSING
                              ---------------------

     5.     Conditions  for  Closing.  The obligation of Purchasers, to purchase
            ------------------------
and pay for the Series A Preferred Stock and Warrants as of the Closing Date is subject to the satisfaction, prior to or at the Closing, of the following conditions (and Telzuit Inc. and Taylor Madison shall use their best efforts to satisfy each such condition):

     5.1     Representations  and  Warranties;  No Default.  The representations
             ---------------------------------------------
and warranties of each of Taylor Madison, Telzuit LLC, Telzuit Inc, and the Founders contained in this Agreement shall be truewhen made and on the Closing Date, except as affected by the consummation of the subject transactions. Telzuit LLC, Telzuit Inc, and Taylor Madison shall have delivered to Purchasers an Officer's Certificate, dated the Closing Date, to all such effects.

     5.2     Purchase  Permitted  by  Applicable Laws.  The purchase and sale of
             ----------------------------------------
the Series A Preferred Stock and Class B Warrants shall not be prohibited by any applicable law or governmental regulation and shall not subject any Purchaser to any tax, penalty, liability, or other onerous condition under or pursuant to any applicable law or governmental regulation.

     5.3     Compliance with Securities Laws.  The offering, issuance, and sale
             -------------------------------
of the Series A Preferred Stock and the Class B Warrants under this Agreement shall have complied with all applicable requirements of federal and state securities laws, and the Purchasers shall have received evidence of such compliance in form and substance satisfactory to it.

     5.4     Conversion  of  Debentures.  Concurrently  with the Closing, all of
             --------------------------
the Debentures shall be been converted into either Common Stock or Series A Preferred Stock, in accordance with the provisions thereof.

     5.5     Certified Documents.  Taylor Madison shall have delivered, or shall
             -------------------
have caused to be delivered, to Purchasers copies of the following documents, duly certified, or the following certificates, as applicable:

     (a) Resolutions of the Board of Directors of Taylor Madison and Telzuit Inc authorizing (i) the execution, delivery, and performance of this Agreement and each of the Transaction Documents to which it is a party, (ii) the consummation of the transactions contemplated by this Agreement and the Transaction Documents to which it is a party, and (iii) all other actions to be taken by Telzuit Inc. and Taylor Madison in connection with this Agreement and the Transaction Documents to which it is a party;

     (b) Certificates, signed by the Secretary or an Assistant Secretary of each of Telzuit Inc. and Taylor Madison, dated as of the Closing Date, as to (i) the incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute the Transaction Documents to which Telzuit Inc. and Taylor Madison is a party on behalf of Telzuit Inc. and Taylor Madison, together with evidence of the incumbency of such Secretary or Assistant Secretary, and (ii) the authenticity of each of Telzuit Inc. and Taylor Madison's articles of incorporation and by-laws; and

     (c)     A  certificate  of  status or good standing of each of Telzuit Inc.
and  Taylor  Madison  from  the  Secretary  of  State  of  Florida.

     5.6     Use  of  Financing.  Purchasers  shall  have  received  evidence
             ------------------
satisfactory to them that the proceeds of the sale of the Series A Preferred Stock are being used and applied in accordance with the provisions of Section
                                                                         -------
6.7  hereof.
---

                                    ARTICLE 6
                                    ---------

                              AFFIRMATIVE COVENANTS
                              ---------------------

     6.     Affirmative  Covenants.  Taylor  Madison  covenants and agrees that,
            ----------------------
from and after the date of this Agreement, through the Closing, and thereafter until a Public Offering occurs, it will perform or will cause to be performed, all of the covenants in this Article 6.
                                   ----------

     6.1     Financial  Statements  and  Other  Reports.  Taylor  Madison  will
             ------------------------------------------
maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Taylor Madison will deliver to each Purchaser and to any Transferee (in each case, so long as it continues to hold Series A Preferred Stock):

     (a) as soon as practicable, but in any event within 30 days after the end of each month in each Fiscal Year of Taylor Madison and its Subsidiaries, if any, unaudited monthly consolidated and consolidating financial statements of Taylor Madison for such month prepared in accordance with GAAP, and setting forth, in comparative form, the Consolidated figures for the comparable corresponding month of the previous Fiscal Year together with a certification by the principal financial or accounting officer of Taylor Madison that the information contained in such financial statements fairly presents the financial condition of Taylor Madison as of the date thereof (subject to year-end adjustments);

     (b) as soon as practicable and in any event within 45 days after the end of (i) each of the first three Fiscal Quarters in each Fiscal Year, consolidated balance sheets of Taylor Madison as at the end of such period and for the year-to-date and the related consolidated and consolidating statements of income and cash flows of Taylor Madison and its Subsidiaries, if any, for such Fiscal Quarter and for the year-to-date and setting forth, in comparative form, the Consolidated figures for the comparable corresponding Fiscal Quarter of the previous Fiscal Year; and (ii) the first three Fiscal Quarters in each Fiscal Year, and for the period from the beginning of then current Fiscal Year to the end of such Fiscal Quarter, a comparison setting forth the corresponding figures from the budgeted or projected figures set forth in the Projections described in Section 6.1(d) below for such period, all in reasonable detail and
              --------------
being prepared in accordance with GAAP, together with a certification by the chief financial or accounting officer of Taylor Madison that the information contained in such financial statements fairly presents the financial position of Taylor Madison and its Subsidiaries as of the date thereof (subject to year-end adjustments).

     (c) as soon as available and in any event within 120 days after the end of each Fiscal Year, a copy of unaudited financial statements for such year for Taylor Madison and its Subsidiaries, if any, including therein a consolidated balance sheet of Taylor Madison and its Subsidiaries, if any, as of the end of such Fiscal Year, a consolidated statement of income and a consolidated statement of cash flows of Taylor Madison and its Subsidiaries for such Fiscal Year, setting forth in each case (i) in comparative form the corresponding figures for the preceding Fiscal Year, and (ii) in comparative form the corresponding projected figures for such Fiscal Year as set forth in the Projections covering such Fiscal Year previously delivered to Purchasers, all in reasonable detail and being prepared in accordance with GAAP, together with a certification by the chief financial or accounting officer of Taylor Madison that the information contained in such financial statements fairly presents the financial position of Taylor Madison and its Subsidiaries as of the date thereof (subject to year-end adjustments).

     (d) as soon as they are available, but in any event within 60 days prior to the beginning of each Fiscal Year, Projections for such Fiscal Year. Such Projections shall be in form and substance consistent with Parent's past practices and shall be certified by the chief financial or accounting officer of Parent as being such officer's good faith estimate of the financial performance of Parent and its Subsidiaries during such period; and

     (e) with reasonable promptness, such other information and data with respect to any Taylor Madison as from time to time may be reasonably requested by the Purchasers, including information regarding the business, assets, financial condition, income or prospects of such Taylor Madison.

     6.2     Corporate  Existence,  etc.  Taylor  Madison  will  at  all  times
             ---------------------------
preserve and keep in full force and effect its corporate existence and rights material to the business of Taylor Madison and each of its Subsidiaries.

     6.3     Payment  of  Taxes;  Tax  Consolidation.
             ---------------------------------------

     (a) Taylor Madison and each of it Subsidiaries will duly and timely file all tax returns and reports required to be filed in compliance with all applicable laws, regulations, rules, and procedures and pay all taxes, assessments, and other governmental charges imposed upon Taylor Madison or any of its Subsidiaries, or any of the Assets of Taylor Madison or any of its Subsidiaries or in respect of any franchises, business, income, or Assets of Taylor Madison or any of its Subsidiaries before any material penalty or interest in a material amount accrues thereon; provided, however, that no such
                                                 --------  -------
tax, assessment, or other charge need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

     (b) Taylor Madison will not file or consent to the filing of any consolidated income tax return with any Person (other than Taylor Madison and its Subsidiaries, if any).

     6.4     Maintenance of Properties; Insurance.  Taylor Madison will maintain
             ------------------------------------
or cause to be maintained in good repair, working order, and condition all material Assets used or useful in the business of Taylor Madison or any of its Subsidiaries and from time to time, to the extent determined by Taylor Madison in good faith to be necessary or appropriate, will make or cause to be made all appropriate repairs, renewals, and replacement thereof, ordinary wear and tear excepted. Taylor Madison will maintain or cause to be maintained, with reputable insurers, insurance with respect to its Assets and business against loss or damage of the kinds, and of such types and in such amounts, as shall be reasonably determined from time to time by Taylor Madison on a basis not inconsistent with the customary practices of entities of established reputation engaged in the same or similar businesses and similarly situated.

     6.5     Inspection.  Taylor  Madison  shall  permit  any  Preferred  Stock
             ----------
Representative (as defined in Section 7 below) to visit and inspect any of the Assets of Taylor Madison or any of its Subsidiaries, including its financial and accounting records, and to make copies and take extracts therefrom, and to discuss its affairs, finances, and accounts with its officers and independent and certified public accountants, all upon reasonable prior written notice and at such reasonable times during business hours as often as may be reasonably requested.

     6.6     Compliance with Laws, etc.  Taylor  Madison  shall comply,  in  all
             --------------------------
material respects, with all applicable laws, rules, regulations, and orders, and Taylor Madison shall duly observe in all material respects, all valid requirements of applicable Governmental Authorities and all applicable statutes, rules, and regulations, including all applicable statutes, rules and regulations relating to public and employee health and safety except where failure so to comply or observe reasonably could not be expected to have a Material Adverse Effect.

     6.7     Proceeds  of  Financing.  The  proceeds of the issuance and sale of
             -----------------------
the Series A Preferred Stock shall be used by Taylor Madison for working capital, including growth and capital initiatives, investor relations and public relations.

                                    ARTICLE 7
                                    ---------

                               NEGATIVE COVENANTS
                               ------------------

     7.     Negative  Covenants.  Taylor  Madison covenants and agrees with each
            -------------------
Holder that, from and after the date of this Agreement, through the Closing, and thereafter until a Public Offering occurs, that it shall not, without either (i) approval by the Holders representing no-less than 66 % of the outstanding stated value of the Series A Preferred Stock, or (ii) if the Holders representing no-less than 66 % of the outstanding stated value of the Series A Preferred Stock appoint, in writing, an authorized representative (the "Preferred Stockholders' Representative"), approval by the Preferred Stockholders'
Representative:

          (a) make, or permit any Subsidiary to make, any loan or advance to any person, including, without limitation, any employee or director of Taylor Madison or any Subsidiary, except advances and similar expenditures in the ordinary course of business;

                                    ARTICLE 8
                                    ---------

                           DEFINITIONS; CONSTRUCTIONS
                           --------------------------

     8.     Definitions;  Construction.
            --------------------------

     8.1     Definitions.  For  the  purpose  of  this  Agreement, the following
             -----------
terms  shall  have  the  meanings  specified  with  respect  thereto  below:

     "Affiliate"  means,  when  used with respect to a specified Person, another
      ----------
Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. No Purchaser shall, however, be deemed to be an Affiliate of Taylor Madison or any of its Affiliates.

     "Agreement"  has  the  meaning  set  forth  in  the  preamble  hereto.
      ----------

     "Asset"  means any interest in any kind of property or asset, whether real,
      ------
personal,  or  mixed,  and  whether  tangible  or  intangible.

     "Business Day" means any day other than a Saturday, Sunday, or any day that
      -------------
either is a legal holiday under the laws of the State of Florida or is a day on which banking institutions located in such State are authorized or required by law or other governmental action to close.

"Capitalized  Lease"  means  a  lease  under  which Taylor Madison or any of its
 -------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of such lessee or obligor in accordance with GAAP.

     "Code"  means  the  Internal Revenue Code of 1986, or any successor statute
      -----
thereto,  as  the  same  may  be  amended  from  time  to  time.

     "Commission" means the United States Securities and Exchange Commission and
      -----------
any successor  federal  agency  having  similar  powers.

     "Common  Stock"  means  a  share  of  common  stock  of  a Person that is a
      -------------
corporation.

     "Consolidated"  or "consolidated" means, with reference to any term defined
      -------------      -------------
herein, that term as applied to the accounts of an parent company and its Subsidiaries, consolidated in accordance with GAAP.

     "Contractual  Obligation"  as applied to any Person, means any provision of
      ------------------------
any material security issued by that Person or of any material indenture, loan agreement, credit agreement, lease, mortgage, deed of trust, contract, undertaking, agreement, or other material instrument to which that Person is a party or by which it or any material amount of its Assets is bound or to which it or any material amount of its Assets is subject.

     "Control"  means  the  possession,  directly or indirectly, of the power to
      ------
direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" has meanings correlative thereto.

     "Distribution"  means,  with  respect to any Person, (a) the declaration or
      -------------
payment of any dividend on or in respect of any shares of any class of capital Stock of such Person, other than dividends payable solely in shares of common stock, (b) the purchase, redemption, or other retirement of any shares of any class of capital Stock of such Person, directly or indirectly, (c) the return of capital by such Person to its shareholders or other interest holders, or (d) any other distribution on or in respect of any shares of any class of capital Stock of such Person.

     "ERISA"  means  the Employee Retirement Income Security Act of 1974, or any
      ------
successor statute, together with the regulations thereunder, as the same may be amended from time to time.

     "Exchange  Act"  means the Securities Exchange Act of 1934, as amended, and
      --------------
any  successor  statute.

     "Financial  Officer"  of any corporation means the chief financial officer,
      ------------------
principal accounting officer, treasurer, or controller of such corporation.

     "Fiscal  Quarter" means each calendar quarter ending September 30, December
      ---------------
31, and March 31.

     "Fiscal Year" means the fiscal year for the twelve month period ending June
      ------------
30.

     "GAAP"  means  generally  accepted  accounting principles as in effect from
      -----
time  to  time  in  the  United  States  of  America.

     "Governmental  Authority" means any federal, state, local, or foreign court
      -----------------------
or governmental agency, authority, instrumentality or regulatory body.

     "Governmental Body" means any federal, state, local or foreign Governmental
      ------------------
Authority or regulatory body, any subdivision, agency, commission or authority thereof or any quasi-governmental or private body exercising any governmental regulatory authority thereunder and any Person directly or indirectly owned by and subject to the control of any of the foregoing, or any court, arbitrator or other judicial or quasi-judicial tribunal.

     "Indebtedness" means, as applied to any Person, all obligations, contingent
      -------------
and otherwise, that in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether so classified: (a) all debt and similar monetary obligations, whether direct or indirect, (b) all liabilities secured by any mortgage, pledge, security interest, Lien, charge, or other encumbrance existing on property owned or acquired subject thereto, irrespective of whether the liability secured thereby shall have been assumed,
(c) all guarantees, endorsements, and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, (d) the obligation to reimburse the issuer in respect of any letter of credit, and (e) the obligations under an Interest Rate Agreement.

     "Interest  Rate  Agreement"  means  any  interest  rate protection or hedge
      --------------------------
agreement, including any interest rate future, option, swap, and cap agreements.

     "Investment"  as  applied  to  any  Person,  means  any  direct or indirect
      -----------
purchase or other acquisition by that Person of, or a beneficial interest in, Stock, or other securities of any other Person, or any direct or indirect loan or advance (other than loans or advances to employees for moving and travel expenses, drawing accounts, and similar expenditures in the ordinary course of business), or capital contribution by that Person to any other Person, including all accounts receivable from that other Person that are not current assets and did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investments.

     "Lien"  means  any  mortgage,  deed  of  trust,  pledge, security interest,
      -----
charge, encumbrance, lien, easement, or exception of any kind (including any conditional sale or other title retention agreement and any agreement to give any security interest).

     "Material  Adverse Effect" means a material adverse effect on the condition
      ------------------------
(financial or otherwise), business, prospects, results of operations, or Assets of such Person, taken as a whole.

     "Multiemployer  Plan"  means  a "multiemployer plan" (as defined in Section
      -------------------
4001(a)(3) in ERISA) maintained or contributed to for employees of such Person or any ERISA Affiliate.

     "Operating  Lease"  means  any  lease  (other  than  a Capitalized Lease) .
      -----------------

     "Permitted  Encumbrances"  means  the  following  types  of  Liens:
      ------------------------

     (a) Liens for taxes, assessments, or governmental charges or claims the payment of which is not at the time required by Section 6.3 hereof;

     (b) Statutory Liens of landlords and depository institutions and Liens of carriers, warehousemen, mechanics, materialmen, and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith by appropriate proceedings diligently pursued; provided, however, that Parent shall have made such reserve or other provisions therefor as may be required by GAAP;

     (c) Liens (other than any Liens imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts or permits, performance and return-of-money bonds, and other similar obligations (exclusive of obligations for the payment of borrowed money);

     (d) Easements, rights-of-way, zoning, and similar restrictions and other encumbrances affecting real property that do not in any case materially interfere with the ordinary conduct of the business of such Person, taken as a whole;

     (e) Leases, subleases, or licenses not otherwise prohibited by this Agreement, granted to others not interfering in any material respect with the business of such Person;

     (f) Liens arising from filing UCC financing statements regarding Operating Leases;

     (g) Any interest or title of a lessor under any lease permitted by this Agreement (including any Lien granted by such lessor on the Asset of such lessor) under which such Person is lessee;

     (h) Liens in the nature of the subordination of the leasehold interest of such Person in any real property to a mortgage or comparable Lien upon such real property;

     (i) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, or warranty requirements;

     (j)     Liens  securing  Indebtedness  permitted  under Section 7.1 hereof,
                                                             -----------
subject  to  any  and  all  limitations  set  forth  in  such  Section  7.1; and
                                                               ------------

     "Person"  means  and  includes  natural  persons,  corporations,  limited
      -------
liability companies, limited partnerships, general partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and Governmental Authorities and political subdivisions thereof.

     "Projections"  means  Taylor  Madison's forecasted consolidated (a) balance
      ------------
sheets, (b) statements of income, and (c) cash flow statements, all prepared on a basis consistent with its historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "Public  Offering":  both  (i)  the  date  of  the  effectiveness  of  any
      ----------------
registration statement relating to the underwritten distribution Company's Common Stock which is filed by the Company under the '33 Act with proposed maximum offering proceeds to the Company (calculated in accordance with Rule 457 under the '33 Act, as such rule may be amended from time to time) of $50,000,000 or more, and (ii) the process of distributing such common stock to the public.

     "Purchaser"  and "Purchasers" have the respective meanings set forth in the
      ----------       -----------
preamble  hereto.

     "Qualified  Holder":  a Purchaser or a transferee of a Purchaser or another
      -----------------
Qualified Holder (assuming all such transfers were made in accordance with this Agreement) who holds of record 5% or more of the shares of Taylor Madison's Common Stock or enjoys rights to purchase or convert into 5% or more of the same, provided that (a) any Purchaser notifying Taylor Madison that it is a Venture Capital Operating Company within the meaning of the Department of Labor's Final Plan Asset Regulation, 29 C.F.R. Part 2510 (Mar. 13, 1987) shall be a Qualified Holder, and (b) any representative of a group of Purchaser's that, in the aggregate, hold of record 5% or more of the shares of the Taylor Madison's Common Stock or enjoys rights to purchase or convert into 5% or more of the same.

     "Representative"  means  the  agent,  trustee,  or  other  appointed
      ---------------
representative  of  a  holder  of  Indebtedness.

"Securities Act" means the Securities Act of 1933, as amended, and any successor
 ---------------
statute.

     "Securities  Exchange  Act"  means  the Securities Exchange Act of 1934, as
      -------------------------
amended, and any successor statute.

     "Stock"  means all shares, options, warrants, interests, participations, or
      ------
other equivalents (regardless of how designated) of or in a corporation, a limited liability company, or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, common membership interests, preferred membership interests, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act).

     "Subsidiary"  means  any  corporation,  association,  partnership,  limited
      -----------
liability company, or other business entity of which more than 50% of the total voting power of shares of Stock entitled to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Transaction  Documents"  means  this  Agreement, the Class B Warrants, the
      -----------------------
Certificate of Designations, Preferences, and Limitations for the Series A Preferred Stock, and the Investor Rights Agreement.

     "Transfer"  means  the  sale,  pledge, assignment, or other transfer of the
      --------
Series A Preferred Stock, in whole or in part, and of the rights of the holder thereof with respect thereto and under this Agreement.

     8.2     Accounting  Principles
             ----------------------

     Where the character or amount of any Asset or liability or item of income or expense is required to be determined or any consolidation, combination, or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     8.3     Construction.
             ------------

     Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision in this Agreement. Paragraph, section, subsection, clause, exhibit, and schedule references are to this Agreement unless otherwise specified. Any reference herein to this Agreement or the other Transaction Documents includes any and all alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

                                    ARTICLE 9
                                    ---------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     9.     Miscellaneous.
            -------------

     9.1     Notices:  All notices or other communications required or permitted
             -------
to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified mail, or sent by overnight delivery service to the applicable address appearing in the preamble to this Agreement, or to such other address as either party may have designated by like notice forwarded to the other party hereto. All notices shall be deemed given when postmarked (if mailed), when delivered to an overnight delivery service or, if hand delivered, when delivered to the recipient.

     9.2     Binding  Agreements; Non-Assignability:  Each of the provisions and
             --------------------------------------
agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees and successors of the respective parties hereto; but none of the rights or obligations attaching to either party hereunder shall be assignable.

     9.3     Entire  Agreement:  This  Agreement,  and  the  other  documents
             -----------------
referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

     9.4     Severability:  Every  provision of this Agreement is intended to be
             ------------
severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

     9.5     Headings:  The  headings  of  this  Agreement  are  inserted  for
             --------
convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

     9.6     Application  of  Florida  Law;  Venue:  This  Agreement,  and  the
             -------------------------------------
application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for any legal action which may be brought hereunder shall be deemed to lie in Hillsborough County, Florida.

     9.7     Counterparts:  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.8     Legal  Fees and Costs:  If a legal action is initiated by any party
             ---------------------
to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).

     9.9     Jurisdiction:  The  parties agree that, irrespective of any wording
             ------------
that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida. The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

     9.10     Expenses:  Taylor  Madison and the Purchasers will each bear their
              --------
own expenses, including legal fees, in connection with this Agreement. Legal fees incurred by the Purchasers will be payable by Taylor Madison up to a maximum of $25,000.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        TAYLOR  MADISON  CORP.

                                        By:
                                           ----------------------------
                                        Its:
                                            ---------------------------
                                        Name:
                                             --------------------------

                       [Signatures continue on Next Page]

                [Signature page to Securities Purchase Agreement]


                                        TELZUIT  TECHNOLOGIES,  INC.



                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Its:
                                             --------------------------


                                        TELZUIT  TECHNOLOGIES,  LLC.



                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Its:
                                             --------------------------



                                        FOUNDERS


                                        -----------------------------------
                                        James  Tolan,  an  individual



                                        -----------------------------------
                                        Michael  J.  Vosch,  an  individual



                                        -----------------------------------
                                        Don  Sproat,  an  individual


                       [Signatures continue on Next Page]

                [Signature page to Securities Purchase Agreement]




                                        PURCHASER  OF  SERIES  A
                                        PREFERRED  STOCK

                                        If  an  Individual  Investor:
                                        ----------------------------


                                        Sign:

                                        Print  Name:


                                        If  an  Entity  Investor:
                                        ------------------------


                                        Print  Name  of  Entity:

                                        Sign:

                                        Print  Your  Name:

                                        Title: